Exhibit 10.6

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Supplemental Agreement No. 11

to

Purchase Agreement Number 03784

Between

The Boeing Company

and

United Airlines, Inc.

Relating to Boeing Model 737 Aircraft

THIS SUPPLEMENTAL AGREEMENT is entered into as of March 7, 2016 by and between THE BOEING COMPANY (Boeing) and UNITED AIRLINES, INC. (Customer);

WHEREAS, the parties hereto entered into Purchase Agreement Number 03784 dated July 12, 2012 (Purchase Agreement), as amended and supplemented, relating to the purchase and sale of Boeing Model 737 aircraft (Aircraft); and

WHEREAS, Boeing and Customer agree (i) ***, and (ii) ***737-***; and

WHEREAS, further the definition of “2016 737NG Aircraft”, which originally applied to ***737-***, shall be deemed to *** described above, for a *** “2016 737-***Aircraft”.

WHEREAS, Boeing and Customer agree to *** 737-*** aircraft (737-*** Aircraft) to the Purchase Agreement; and

WHEREAS, Boeing and Customer agree to *** 737-*** aircraft (737-*** Aircraft) to the Purchase Agreement; and

NOW THEREFORE, in consideration of the mutual covenants contained herein, the parties agree to amend the Purchase Agreement as follows:

1.	Table of Contents, Tables and Letter Agreements:

1.1 The “Table of Contents” is deleted in its entirety and replaced with the attached “Table of Contents” (identified by “SA-11”).

	SA-11	Page 1
UAL-PA-03784	BOEING / UNITED AIRLINES PROPRIETARY

Supplemental Agreement No. 11 to

Purchase Agreement PA-03784

1.2 “Table 1B” is deleted in its entirety and replaced with the attached “Table 1B” (identified by “SA-11”).

1.3 Attachment A1 to BFE 2 entitled “Buyer Furnished Equipment Variables—2016 737-*** Aircraft” (identified by “SA-11”) is added to the Purchase Agreement.

1.4 Letter Agreement UAL-PA-03784-LA-1207879R3 entitled “2016 737NG *** Aircraft” is deleted in its entirety and replaced by Letter Agreement UAL-PA-03784-LA-1207879R4 entitled “737-*** Aircraft” (identified by “SA-11”).

1.5 Letter Agreement UAL-PA-03784-LA-1600586 entitled “*** Aircraft” (identified by “SA-11”) is added to the Purchase Agreement.

1.6 Letter Agreement UAL-PA-03784-LA-1600829 entitled “*** for 2016 737-*** Aircraft” (identified by “SA-11”) is added to the Purchase Agreement.

1.7

2.	Revisions to the Purchase Agreement:

2.1 Prior to Supplemental Agreement No. 11, the term “2016 737NG Aircraft” applied to *** 737-*** to the Purchase Agreement by Supplemental Agreement No. 9. Commencing with Supplemental Agreement No. 11, the term “2016 737NG Aircraft” shall be deemed to *** by this Supplemental Agreement No. 11 and shall now be defined collectively as “2016 737-700 Aircraft”. Additionally, the following references to “2016 737NG Aircraft” in the Purchase Agreement and the associated exhibits, supplemental exhibits, and letter agreements are replaced with the term “2016 737-*** Aircraft” to the Purchase Agreement and such term shall be *** 737-*** aircraft, as further described in Figure 1.

Figure 1

Document	Original Reference	Replacement Reference
Supplemental Exhibit A-1 – Aircraft Configuration	“2016 737NG Aircraft”	“2016 737-*** Aircraft”
Supplemental Exhibit BFE 2 – Buyer Furnished Equipment	“2016 737NG Aircraft”	“2016 737-*** Aircraft”
Attachment AR1 to Letter Agreement UAL-PA-03784-LA-1207881 – Seller Purchased Equipment	“2016 737NG Aircraft”	“2016 737-*** Aircraft”
UAL-PA-03784-LA-1208155R2 – *** Matters 737-*** and 2016 737NG Aircraft	“2016 737NG Aircraft”	“2016 737-*** Aircraft”
UAL-PA-03784-LA-1504843 – Open Matters – 2016 737NG Aircraft	“2016 737NG Aircraft”	“2016 737-***Aircraft”
UAL-PA-03784-LA-1504844 – Special Matters – 2016 737NG Aircraft	“2016 737NG Aircraft”	“2016 737-*** Aircraft”

	SA-11	Page 2
UAL-PA-03784	BOEING / UNITED AIRLINES PROPRIETARY

Supplemental Agreement No. 11 to

Purchase Agreement PA-03784

2.2 The following references to “2016 737NG *** Aircraft” in the Purchase Agreement and the associated exhibits, supplemental exhibits, and letter agreements to the Purchase Agreement are now deemed “737-*** Aircraft” as further described in Figure 2.

Figure 2

Document	Original Reference	Replacement Reference
UAL-PA-03784-LA-1208155R2 *** Matters 737-*** and 2016 737NG Aircraft	“2016 737NG *** Aircraft”	“737-*** Aircraft”
UAL-PA-03784-LA-1208156R1 *** for the 737NG Aircraft	“2016 737NG *** Aircraft”	“737-*** Aircraft”

2.3 If Boeing or Customer determines that references described in Figure 1 and Figure 2 of this Supplemental Agreement No. 11 should be further amended, then Boeing and Customer will work together for a mutually agreeable solution.

3.    Miscellaneous: Boeing and Customer agree to *** by Boeing as *** 2016 737NG *** to Customer’s *** under this Supplemental Agreement No. 11. Such *** will be due for *** by Customer to Boeing no later *** after execution of this Supplemental Agreement No. 11.

The Purchase Agreement will be deemed to be supplemented to the extent provided herein as of the date hereof and as so supplemented will continue in full force and effect.

*****The remainder of this page is intentionally left blank*****

	SA-11	Page 3
UAL-PA-03784	BOEING / UNITED AIRLINES PROPRIETARY

Supplemental Agreement No. 11 to

Purchase Agreement PA-03784

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY	UNITED AIRLINES, INC.

/s/ Irma L Krueger	/s/ Gerald Laderman
Signature	Signature

Irma L Krueger	Gerald Laderman
Printed Name	Printed Name

Attorney-in-Fact	Senior Vice President – Finance and acting Chief Financial Officer
Title	Title

	SA-11	Page 4
UAL-PA-03784	BOEING / UNITED AIRLINES PROPRIETARY

TABLE OF CONTENTS

SA NUMBER
ARTICLES
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms

TABLE
1A.	Aircraft Information Table – 737-***	SA-8
1B	Aircraft Information Table - 2016 737-*** Aircraft	SA-11
1C.	Aircraft Information Table –Firm 737-*** Aircraft	SA-10

EXHIBITS
A.	Aircraft Configuration - 737-***
A1.	Aircraft Configuration – 2016 737-*** Aircraft	SA-9
A2.	Aircraft Configuration – Firm 737-*** Aircraft	SA-10
B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
AE1.	Escalation Adjustment/Airframe and Optional Features	SA-9
BFE1.	BFE Variables for 737-*** Aircraft	SA-1
BFE2.	BFE Variables for 2016 737-*** Aircraft Incorporated by SA-9	SA-9
	Attachment A1: BFE Variables for *** 2016 737-*** Aircraft Incorporated by SA-11	SA-11
BFE3.	BFE Variables for Firm 737-*** Aircraft	SA-10
CS1.	Customer Support Variables
EE1.	Engine Escalation, Engine Warranty ***
SLP1.	Service Life Policy Components

P.A. 03874	TABLE OF CONTENTS, Page 1 of 3	SA-11
BOEING / UNITED AIRLINES PROPRIETARY

TABLE OF CONTENTS, CONTINUED

SA NUMBER
LETTER AGREEMENTS
UAL-PA-03784-LA-1207868	Performance Guarantees
UAL-PA-03784-LA-1207870	Spare Parts Initial Provisioning
UAL-PA-03784-LA-1207871	Special Matters
UAL-PA-03784-LA-1207878	Demonstration Flight Waiver
UAL-PA-03784-LA-1207879R2	*** Aircraft ***	SA-9
UAL-PA-03784-LA-1207879R4	737-*** Aircraft	SA-11
UAL-PA-03784-LA-1207881	Seller Purchased Equipment 737-***
	Attachment AR1 to Letter Agreement UAL-PA-03784-LA-1207881	SA-9
UAL-PA-03784-LA-1208155R2	*** Matters 737-*** and 2016 737-*** Aircraft	SA-9
UAL-PA-03784-LA-1208156R1	*** for the 737NG Aircraft	SA-9
	Attachment A: ***	SA-9
	Attachment B1: ***	SA-9
	Attachment B2: ***	SA-9
UAL-PA-03784-LA-1208172	***
UAL-PA-03784-LA-1208173	***	SA-1
UAL-PA-03784-LA-1208169	737 Production Adjustments
UAL-PA-03784-LA-1208938	Privileged and Confidential Matters
UAL-PA-03784-LA-1208939	Aircraft Model ***
UAL-PA-03784-LA-1209115	***
UAL-PA-03784-LA-1300306	Aircraft Reschedule – January 2014 to February 2014	SA-2
UAL-PA-03784-LA-1400240	Aircraft Rescheduling of ***	SA-5
UAL-PA-03784-LA-1504843	Open Matters – 2016 737-*** Aircraft	SA-9
UAL-PA-03784-LA-1504844	Special Matters – 2016 737-*** Aircraft	SA-9
UAL-PA-03784-LA-1600041	Special Matters – Firm 737-*** Aircraft	SA-10
UAL-PA-03784-LA-1600586	737-*** Aircraft	SA-11
UAL-PA-03784-LA-1600829	*** for 2016 737-*** Aircraft	SA-11

P.A. 03874	TABLE OF CONTENTS, Page 2 of 3	SA-11
BOEING / UNITED AIRLINES PROPRIETARY

TABLE OF CONTENTS

SUPPLEMENTAL AGREEMENTS	DATED AS OF
Supplemental Agreement No. 1	September 27, 2012

Supplemental Agreement No. 2	March 1, 2013

Supplemental Agreement No. 3	June 27, 2013

Supplemental Agreement No. 4	September 11, 2013

Supplemental Agreement No. 5	March 3, 2014

Supplemental Agreement No. 6	June 6, 2014

Supplemental Agreement No. 7	May 26, 2015

Supplemental Agreement No. 8	June 12, 2015

Supplemental Agreement No. 9	January 20, 2016

Supplemental Agreement No. 10	February 8, 2016

Supplemental Agreement No. 11	March 7, 2016

P.A. 03874	TABLE OF CONTENTS, Page 3 of 3	SA-11
BOEING / UNITED AIRLINES PROPRIETARY

Table 1B to Purchase Agreement No. PA-03784

2016 737-*** Aircraft Delivery, Description, Price and ***

Airframe Model/MTOW:	737-***	*** pounds	#	Detail Specification:		***
Engine Model/Thrust:	CFM56-7B***	*** pounds		Airframe Price Base Year/Escalation Formula:	***		***
Airframe Price:		$***		Engine Price Base Year/Escalation Formula:	***		***
Optional Features Estimate:		$***

Sub-Total of Airframe and Features:		$***		Airframe Escalation Data:
Engine Price (Per Aircraft):		$***		Base Year Index (ECI):	***

Aircraft Basic Price (Excluding BFE/SPE):		$***		Base Year Index (CPI):	***

Buyer Furnished Equipment (BFE) Estimate:		$***
Seller Purchased Equipment (SPE) Estimate:		$***
Deposit per Aircraft:		See notes 1 & 2

			Escalation	Deposit per	Escalation Estimate	*** Per Aircraft (Amts. Due/ *** Prior to Delivery):
# of	Delivery	Number of	Factor	Aircraft:	*** Base	***	***	***	***
Aircraft	Date	Aircraft	(Airframe)	Notes 1, 2	Price Per A/P	***	***	***	***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***

UAL-PA-03784 85015-1F.TXT	Boeing Proprietary	Table 1B Page 1, SA-11

Table 1B to Purchase Agreement No. PA-03784

2016 737-*** Aircraft Delivery, Description, Price and ***

			Escalation	Deposit per	Escalation Estimate	*** Per Aircraft (Amts. Due/ *** Prior to Delivery):
# of	Delivery	Number of	Factor	Aircraft:	*** Base	***	***	***	***
Aircraft	Date	Aircraft	(Airframe)	Notes 1, 2	Price Per A/P	***	***	***	***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***

UAL-PA-03784 85015-1F.TXT	Boeing Proprietary	Table 1B Page 2, SA-11

Table 1B to Purchase Agreement No. PA-03784

2016 737-*** Aircraft Delivery, Description, Price and ***

			Escalation	Deposit per	Escalation Estimate	*** Per Aircraft (Amts. Due/ *** Prior to Delivery):
# of	Delivery	Number of	Factor	Aircraft:	*** Base	***	***	***	***
Aircraft	Date	Aircraft	(Airframe)	Notes 1, 2	Price Per A/P	***	***	***	***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
	Total:	***
Notes:
1)	*** in the Amount of *** is calculated as follows: ***
2)	*** amount of *** is calculated as follows: ***
#	*** pounds. Aircraft are eligible for the provisions of Letter Agreement 6-1162-MMF-311R8 entitled “Provisions Relating to Buyer’s *** for Model 737 Aircraft”

UAL-PA-03784 85015-1F.TXT	Boeing Proprietary	Table 1B Page 3, SA-11

ATTACHMENT A1 TO BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BFE Variables for the

(25) 2016 737-*** Aircraft Incorporated by SA-11

This Attachment A1 to Supplemental Exhibit BFE2 sets forth preliminary BFE on-dock dates for *** 737-*** Aircraft incorporated into the Purchase Agreement by “SA-11”.

UAL-PA-03784 BFE 2	SA-11	Attachment A1 to BFE2, Page 1
BOEING / UNITED AIRLINES PROPRIETARY

***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***
***	***

UAL-PA-03784-BFE2	SA-11	Attachment A1 to BFE2, Page 2

BOEING / UNITED AIRLINES PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-03784-LA-1207879R4

United Airlines, Inc.

233 South Wacker Drive

Chicago, IL 60606

Subject:	737-*** Aircraft

Reference:	Purchase Agreement No. 03784 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to 737NG Aircraft

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UAL-PA-03784-LA-1207879R3 dated January 20, 2016.

1.	Right to Purchase *** Aircraft.

Subject to the terms and conditions contained in this Letter Agreement, in addition to the Aircraft described in Table 1B to the Purchase Agreement as of the date of execution of this Letter Agreement, Customer will have the *** Model 737-*** aircraft (737-*** Aircraft).

2.	Delivery.

The number of 737-*** Aircraft and delivery months for such aircraft are listed in the Attachment A to this Letter Agreement.

3.	Configuration.

3.1 Subject to the provisions of Article 3.2, below, the configuration for the 737-*** Aircraft will be the Detail Specification for model 737-*** aircraft at the revision level in effect at the time of Definitive Agreement (as defined below). Such Detail Specification will be revised to include (i) changes applicable to the Detail Specification that are developed by Boeing between the *** Date (as defined below) and the signing of the Definitive Agreement, (ii) changes required to obtain required regulatory certificates, and (iii) other changes as mutually agreed.

3.2 Subject to mutual agreement the 737-*** Aircraft may start from a different configuration specification, provided that it can achieve the same configuration which would result pursuant to the provisions of Article 3.1.

P.A. No. 03784 UAL-PA-03784-LA-1207879R4 - 737-*** Aircraft	SA-11 Page 1
BOEING / UNITED AIRLINES PROPRIETARY

4.	Price.

4.1 The Airframe Price and Optional Features Prices for each of the 737-*** Aircraft are identified in Attachment A to this Letter Agreement. The Airframe Price and Optional Features Prices that will be identified in the Definitive Agreement for the 737-*** Aircraft will equal the ***, and (ii) for any changes incorporated between the date of execution of the Purchase Agreement for the 2016 737-*** Aircraft and the date of execution of the Definitive Agreement for the 737-*** Aircraft, the *** Features Prices associated with such changes, which will be those first published by Boeing (but no earlier than ***). For the avoidance of doubt, *** Features Prices that are not published by Boeing as of the date of execution of the Purchase Agreement for the 2016 737-*** Aircraft will be adjusted to the same base year as the Optional Features Prices for the 2016 737-*** Aircraft in accordance with Supplemental Exhibit AE1. The resulting Airframe Price and *** Features Prices for the 737-*** Aircraft will escalate in accordance with Supplemental Exhibit AE1. Boeing represents that the price protections provided in this Article 4.1 are consistent with the terms of Letter Agreement 6-1162-KKT-080, as amended.

4.2 The Airframe Price, *** Features Prices, and Aircraft Basic Price for each of the 737-*** Aircraft shall be adjusted in accordance with the terms set forth in Article 2.1.5 (Escalation Adjustment) of the AGTA.

4.3 The Advance Payment Base Price shall be developed in accordance with the terms of the Purchase Agreement and determined at the time of Definitive Agreement.

5.	Payment.

5.1 Customer will *** as shown in Attachment A for each 737-*** Aircraft (737-*** Deposit) on the date of execution of this Letter Agreement. When Customer ***, the 737-*** Deposit will be credited against the first advance payment due on such 737-*** Aircraft.

5.2 At Definitive Agreement for the 737-*** Aircraft, *** will be payable as specified in the Purchase Agreement. The *** of the Aircraft Price for the 737-*** Aircraft will be paid at the time of ***.

5.3 If Boeing decides not to build the 737-***, then the 737-***.

5.4 If Boeing decides to build the 737-***, then

5.4.1 If Customer *** the 737-***, the 737-***.

5.4.2 If Customer does not *** the 737-***, the 737-*** will be retained by Boeing.

P.A. No. 03784 UAL-PA-03784-LA-1207879R4 - 737-*** Aircraft	SA-11 Page 2
BOEING / UNITED AIRLINES PROPRIETARY

6.	***.

6.1 Once Boeing notifies Customer that Boeing intends to build the 737-7X, Customer will have *** from the date of such written notice to *** Date).

6.2 After receipt of Customer’s *** notice, Boeing may make a *** request that the delivery date for such *** Aircraft ***. Customer will consider and, at Customer’s sole discretion, accommodate Boeing’s request if commercially reasonable. Boeing may make additional requests to adjust the *** Aircraft delivery date, which Customer will consider at Customer’s sole discretion.

6.3 If the Customer *** a 737-*** Aircraft, then such aircraft shall be a 2016 737-*** Aircraft and the terms and conditions of Letter Agreement UAL-PA-03784-LA-1504844 entitled “Special Matters – 2016 737-*** Aircraft” shall apply to each resulting 2016 737-*** Aircraft.

7.	Definitive Agreement.

Customer’s *** pursuant to Article 6 above will be a fully effective and binding agreement for the purchase of the *** 737-*** Aircraft. All terms related to Customer’s Aircraft will apply immediately to such *** 737-*** Aircraft. Following *** of a 737-*** Aircraft, Boeing will prepare an invoice for the applicable *** due, and Boeing and Customer will add the *** 737-*** Aircraft to the Purchase Agreement as a firm 2016 737-*** Aircraft by entering into a supplemental agreement to the Purchase Agreement (Definitive Agreement) no later than *** following Customer’s ***, or such other date as the parties may mutually agree. The execution of the Definitive Agreement is to facilitate contract administration and is not a condition to the effectiveness of Customer’s agreement to *** 737-*** Aircraft.

8.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the 2016 737-*** Aircraft and cannot be assigned in whole or in part.

9.	Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-03784-LA-1208938.

P.A. No. 03784 UAL-PA-03784-LA-1207879R4 - 737-*** Aircraft	SA-11 Page 3
BOEING / UNITED AIRLINES PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger
Its	Attorney-in-Fact

P.A. No. 03784 UAL-PA-03784-LA-1207879R4 - 737-*** Aircraft	SA-11 Page 4
BOEING / UNITED AIRLINES PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	March 7, 2016

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman
Its:	Senior Vice President – Finance and acting Chief Financial Officer

P.A. No. 03784 UAL-PA-03784-LA-1207879R4 - 737-*** Aircraft	SA-11 Page 5
BOEING / UNITED AIRLINES PROPRIETARY

Attachment A to Letter Agreement No. LA-1207879

737-*** Aircraft Delivery, Description, Price and ***

Airframe Model/MTOW:	737-***	***pounds #	Detail Specification:		***
Engine Model/Thrust:	CFM56-7B***	*** pounds	Airframe Price Base Year/Escalation Formula:	***		***
Airframe Price:		$***	Engine Price Base Year/Escalation Formula:	***		***
Optional Features Estimate:		$***

Sub-Total of Airframe and Features:		$***	Airframe Escalation Data:
Engine Price (Per Aircraft):		$***	Base Year Index (ECI):	***

Aircraft Basic Price (Excluding BFE/SPE):		$***	Base Year Index (CPI):	***

Buyer Furnished Equipment (BFE) Estimate:		$***
Seller Purchased Equipment (SPE) Estimate:		$***

Deposit per Aircraft: / Non-Refundable Deposit per Aircraft:		$***

# of Aircraft			Escalation	Escalation Estimate	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
	Delivery	Number of	Factor	*** Base	***	***	***	***
	Date	Aircraft	(Airframe)	Price Per A/P	***	***	***	***
***	***	***	***	$***	$***	$***	$***	$***
	Total:	***

#	*** pounds. Aircraft are eligible for the provisions of Letter Agreement 6-1162-MMF-311R8 entitled “Provisions Relating to Buyer’s *** for Model 737 Aircraft”

UAL-PA-03784 85015-1F.TXT	SA-11 Page 1
BOEING / UNITED AIRLINES PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-03784-LA-1600586

United Air Lines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	737-*** Aircraft

Reference:	Purchase Agreement No. 03784 (Purchase Agreement) between The Boeing Company (Boeing) and United Air Lines, Inc. (Customer) relating to Model 737-*** aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.	*** 737-*** Aircraft.

Subject to the terms and conditions contained in this Letter Agreement, in addition to the Aircraft described in Table 1A to the Purchase Agreement as of the date of execution of this Letter Agreement, Customer will *** Model 737-*** aircraft (737-*** Aircraft).

2.	Delivery.

The number of aircraft and delivery months are listed in the Attachment A to this Letter Agreement.

3.	Configuration.

3.1 Subject to the provisions of Article 3.2, below, the configuration for the 737-*** Aircraft will be the Detail Specification for model 737-*** aircraft at the revision level in effect at the time of Definitive Agreement (as defined below). Such Detail Specification will be revised to include (i) changes applicable to the Detail Specification that are developed by Boeing between the *** Date (as defined below) and the signing of the Definitive Agreement, (ii) changes required to obtain required regulatory certificates, and (iii) other changes as mutually agreed.

3.2 Subject to mutual agreement, the 737-*** Aircraft may start from a different configuration specification, provided that it can achieve the same configuration which would result pursuant to the provisions of Article 3.1.

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4.	Price.

4.1 The Airframe Price and Optional Features Prices for each of the 737-*** Aircraft is identified in Attachment A to this Letter Agreement. The Airframe Price and Optional Features Prices that will be identified in the Definitive Agreement for the 737-*** Aircraft will equal ***. The resulting Airframe Price and Optional Features Prices for the 737-*** Aircraft will escalate in accordance with Supplemental Exhibit AE1. Boeing represents that the price protections provided in this Article 4.1 are consistent with the terms of Letter Agreement 6-1162-KKT-080, as amended.

4.2 The Airframe Price, Optional Features Prices, and Aircraft Basic Price for each of the 737-*** Aircraft shall be adjusted in accordance with the terms set forth in Article 2.1.5 (***) of the AGTA.

4.3 The *** Base Price shall be developed in accordance with the terms of the Purchase Agreement and determined at the time of Definitive Agreement.

5.	Payment.

5.1 Customer will *** to Boeing in the amount shown in the Attachment for each 737-*** Aircraft ***, on the date of execution of this Letter Agreement. If Customer ***, the ***. If Customer does ***, Boeing will retain the *** for that 737-*** Aircraft and *** by Customer (including Continental Airlines, Inc. and United Continental Holdings, Inc.) *** aircraft ***. If no future *** exist, then the *** for Boeing *** and ***.

5.2 Notwithstanding the amount shown in Attachment A, ***for each 737-*** Aircraft.

5.3 At Definitive Agreement for the 737-*** Aircraft, *** will be payable as specified in the Purchase Agreement. The *** of the Aircraft Price for the 737-*** Aircraft will be paid ***.

6.	***.

6.1 Customer may *** by giving written notice to Boeing on or before *** (*** Date).

6.2 After receipt of Customer’s *** notice, Boeing may *** that the delivery date for such 737-*** Aircraft be ***. Customer will consider and, at Customer’s sole discretion, accommodate Boeing’s request if ***. Boeing may *** the 737-*** Aircraft delivery date, which Customer will consider at Customer’s sole discretion.

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7.	Definitive Agreement.

Following Customer’s *** the parties will sign a definitive agreement for the purchase of such 737-*** Aircraft (Definitive Agreement) no later than *** following Customer’s *** of a 737-*** Aircraft, or such other date as the parties may mutually agree. The Definitive Agreement will include the provisions of the Purchase Agreement as modified to reflect the provisions of this Letter Agreement. In the event the parties have not entered into a Definitive Agreement within *** following ***, unless the parties have mutually agreed to extend such date, either party may *** such 737-*** Aircraft by giving written notice to the other within ***.

8.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

9.	Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-03784-LA-1208938.

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L Krueger
Its:	Attorney-in-Fact

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ACCEPTED AND AGREED TO this

Date:	March 7, 2016

UNITED AIR LINES, INC.

By:	/s/ Gerald Lagerman
Its:	Senior Vice President – Finance and acting Chief Financial Officer

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Attachment A to Letter Agreement No. LA-1600586

737-*** Aircraft Delivery, Description, Price and ***

Airframe Model/MTOW:	737-***		***pounds	#	Detail Specification:			*	**
Engine Model/Thrust:	CFM56-7B	***	*** pounds		Airframe Price Base Year/Escalation Formula:	*	**			*	**
Airframe Price:			$***		Engine Price Base Year/Escalation Formula:	*	**			*	**
Optional Features Estimate:			$***

Sub-Total of Airframe and Features:			$***		Airframe Escalation Data:
Engine Price (Per Aircraft):			$***		Base Year Index (ECI):			*	**
Aircraft Basic Price (Excluding BFE/SPE):			$***		Base Year Index (CPI):			*	**

Buyer Furnished Equipment (BFE) Estimate:			$***
Seller Purchased Equipment (SPE) Estimate:			$***
Deposit per Aircraft:			$***	+

			Escalation	Escalation Estimate	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
# of	Delivery	Number of	Factor	*** Base	***	***	***	***
Aircraft	Date	Aircraft	(Airframe)	Price Per A/P	***	***	***	***
***	***	***	***	$***	$***	$***	$***	$***
	Total	***

+	If Customer does ***, Boeing will retain the *** for that *** Aircraft and *** by Customer or United Continental Holdings, Inc. *** aircraft ***. If no future *** exist, then the *** for Boeing *** and ***.
#	*** pounds. Aircraft are eligible for the provisions of Letter Agreement 6-1162-MMF-311R8 entitled “Provisions Relating to Buyer’s *** for Model 737 Aircraft”

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The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-03784-LA- 1600829

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	*** for *** 737-*** Aircraft
Reference:	Purchase Agreement No. 03784 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to 737NG Aircraft as defined in Supplemental Agreement No. 011 to the Purchase Agreement

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.	***.

In consideration of Customer’s purchase of the *** 737-*** Aircraft, Boeing *** to Customer a *** on March 15, 2016. The *** shall be *** to Customer’s *** and *** by Customer for ***.

2.	Assignment.

Unless otherwise noted herein, the *** described in this Letter Agreement *** to Customer and in *** Customer’s ***. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing. ***.

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3.	Confidentiality

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-03784-LA-1208938.

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L Krueger
Its:	Attorney-in-Fact

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ACCEPTED AND AGREED TO this

Date:	March 7, 2016

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman
Its:	Senior Vice President – Finance and acting Chief Financial Officer

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